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                                                                   EXHIBIT 10.13
                                 INVENTORY NOTE


$3,500,000                                                    September 23, 1998
                                                             Rockville, Maryland

            FOR VALUE RECEIVED, the undersigned (collectively, the Borrowers and individually, a Borrower), jointly and severally, hereby promise to pay to the order of CRESTAR BANK, a Virginia banking corporation (the Lender), at Commercial Loan Services, P.O. Box 26202, Richmond, Virginia 23260-6202, or such other location as the holder hereof may in writing designate, in lawful money of the United States of America, the principal sum of THREE MILLION FIVE HUNDRED THOUSAND NO/100 DOLLARS ($3,500,000), in lawful money of the United States of America in immediately available funds, on the dates and in the amounts set forth below, without defense, offset or counterclaim, and to pay interest on the unpaid principal amount hereof, at such office, in like money and funds, for the period commencing on the date hereof until such principal amount shall be paid in full, at the rate per annum and on the dates provided in the Loan Agreement.

      The unpaid principal balance hereof shall be paid in 36 equal consecutive monthly installments of principal of $97,223 each, due on the first Business Day of each calendar month, beginning on November 1, 1998. If not sooner paid, the entire unpaid principal balance hereof and all accrued and unpaid interest therein shall be due and payable in full on September 30, 2001. The Borrowers shall have the right to prepay the unpaid principal balance hereof, in whole or in part, at any time. Partial prepayment shall be applied to installments due hereunder in the inverse order of their maturities. Amounts prepaid may not be reborrowed.

      The Borrowers hereby further jointly and severally promise to pay interest on the unpaid principal balance hereof, at a rate per annum equal to LIBOR plus 1.50%. Interest shall be accrued daily on the unpaid principal balance hereof and shall be computed on the basis of a 360-day year for the actual number of days elapsed. Interest shall be payable monthly on the first Business Day of each calendar month beginning on October 1, 1998.

      This Inventory Note (the Note) is one of the Inventory Notes referred to in the First Amended and Restated Loan Agreement (as further amended, modified or supplemented from time to time, the Loan Agreement), dated as of September 23, 1998, between the Borrowers and the Lender, and evidences an Inventory Loan made by the Lender thereunder. Undefined capitalized terms used in this Note shall have the respective meanings assigned to them in the Loan Agreement.

      Upon the occurrence and continuation of an Event of Default, the principal hereof and accrued interest hereon may be declared to be, or may become, forthwith due and
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payable in the manner, upon the conditions and with the effect provided in the
Loan Agreement.

      Upon the occurrence of an Event of Default, each Borrower hereby authorizes any attorney designated by the Lender or any Clerk of any court of record to appear for such Borrower in any court of record and to confess judgment without prior hearing against any Borrower in favor of the Lender for and in the amount of the unpaid principal balance hereof, all interest accrued and unpaid thereon, all other amounts payable by the Borrowers to the Lender under the terms of this Note or any of the other Loan Documents, costs of suit, and attorneys' fees of $7,500 (if judgment be entered without contest). If confession of judgment is contested, attorneys' fees under this paragraph shall be ten percent (10%) of the unpaid principal balance hereof and interest then due hereunder. Each Borrower hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which the Borrowers may otherwise be entitled under the laws of the United States of America or of any state or possession of the United States of America now in force or which may hereafter be enacted. The authority and power to appear for and enter judgment against the Borrowers shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions as often as the Lender shall deem necessary or desirable, for all of which this Note shall be a sufficient warrant. Notwithstanding any provision of this paragraph, each Borrower retains its rights pursuant to Maryland Rules of Civil Procedure Rule 2-611.

      Each Borrower, and every guarantor and endorser hereof, hereby waives presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

      This Note shall be governed by and construed in accordance with the laws of the State of Maryland, without reference to conflict of laws principles.

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      IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed by their duly authorized representatives as of the day and year first above written.


                                      BORROWERS:
                                      ----------


                                      EXECUSTAY CORPORATION,
                                      a Maryland corporation


                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------


                                      EXECUSTAY CORPORATION OF AMERICA,
                                      a Maryland corporation


                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------


                                      EXECUTIVE AMENITIES, INC.,
                                      a Maryland corporation


                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------



                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]


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                                      EXECUTIVE AMENITIES-WEST, INC.,
                                      a Maryland corporation


                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------


                                      EXECUTIVE FURNITURE CENTRE, INC.,
                                      a Maryland corporation


                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------


                                      BOLAND CORPORATE HOUSING, INC.,
                                      a New York corporation


                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------


                                      CORPORATE ACCOMMODATIONS, INC.,
                                      a Connecticut corporation


                                      By:
                                            ------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------












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